SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                           January 16, 2001

ZALE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-04129	75-0675400

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 W. Walnut Hill Lane, Irving, Texas	75038-1003

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                           (972) 580-4000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
EXHIBIT INDEX
EX-99.1 Slide Presentation

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

99.1 Slides to be shown during the Registrant’s presentation on January 17, 2001.

Item 9. Regulation FD Disclosure.

      On January 16, 2001 the Registrant is reporting that certain members of Registrant’s management will meet with institutional investors and will make a slide presentation on January 17, 2001 . The Company is furnishing this report on Form 8-K pursuant to Regulation FD in connection with the expected disclosure of information at the meeting with institutional investors. The slides to be used in the presentation are available on the Company’s website at www.zalecorp.com. Neither the furnishing of this report, nor the posting of the slides on the Company’s website, is intended to constitute a determination by the Company that the information is material or that the dissemination of this information is required by Regulation FD.

      This report and the presentation included in Exhibit 99.1 contain forward-looking statements, including statements regarding the Company’s objectives and expectations regarding its merchandising and marketing strategies, store renovation, remodeling and expansion, inventory performance, capital expenditures, liquidity, development of its management information systems and e-commerce sites, productivity and profitability which are based on management’s beliefs as well as assumptions made by and data currently available to management. These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company’s actual results to differ from those anticipated or expected in these forward looking statements. The following list, which is not intended to be an all encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company’s actual results to differ from those anticipated or expected in these forward-looking statements: that low or negative growth in the economy or in the financial markets will occur and reduce discretionary spending on goods that are, or are perceived to be “luxuries”; that strong competitive responses may impact the Company’s efforts to leverage its brand power with its marketing, merchandising and promotional efforts; that seasonality of the retail jewelry business or downturns in consumer spending may adversely affect the Company’s results; that the Company may not be able to integrate acquisitions into its existing operations or that new acquisition and alliance opportunities that enhance shareholder value may not be available on terms acceptable to the Company; that litigation may have an adverse effect on the financial results or reputation of the Company; that alternate sources of merchandise supply may not be available on favorable terms to the Company during the three month period leading up to the Christmas season; that key personnel who have been hired or retained by the Company may depart to pursue other opportunities; that any disruption in the Company’s private label credit card arrangement may adversely affect the Company’s ability to provide consumer credit; or that changes in government or regulatory requirements may increase the Company’s cost of operations. The Company undertakes no obligation to update or revise publicly or otherwise any forward-looking statements to reflect subsequent events, new information or future circumstances.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALE CORPORATION Registrant

Date:	January 16, 2001	By:	/s/ MARK R. LENZ

Mark R. Lenz Senior Vice President, Controller (principal accounting officer of the registrant)

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slides to be shown during the Registrant’s presentation on January 17, 2001.